                     AFFORDABLE RESIDENTIAL COMMUNITIES INC.

                           2003 EQUITY INCENTIVE PLAN

1.   Purpose.

     Affordable Residential Communities Inc. (the "Company") has adopted this
     2003 Equity Incentive Plan (the "Plan") as of December 23, 2003, subject to the approval of the Plan by the Company's stockholders. The purposes of the
     Plan are to further the long-term growth of the Company by providing incentives to those directors, officers and other key employees of the
     Company and its Affiliates (as defined below) who are or will be responsible for such growth, thereby increasing the identity of their interest with those of the Company's stockholders; and to assist the
     Company in attracting and retaining directors, officers and key employees with experience and ability.

2.   Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

     (a)  "Affiliate" shall mean (1) any entity that, directly or indirectly, is controlled by the Company and (2) any entity in which the Company has a significant equity interest, in either case as determined by the
          Committee.

     (b)  "Award" shall mean any Option, Restricted Stock, Stock or Other
          Stock-Based Award granted under the Plan.

     (c)  "Board" shall mean the Board of Directors of the Company.

     (d)  A "Change in Control" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

          (i)  any Person is or becomes the Beneficial Owner (as defined in Rule
               13d-3 of the Exchange Act) directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the
               Company or any of its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding
               securities; provided, however, that the following shall not constitute an "acquisition" by any Person for purposes of this definition: an acquisition of the Company's securities by the
               Company which causes the Company's voting securities beneficially owned by a Person to represent 50% or more of the combined voting power of the Company's then outstanding securities; provided, further, however, that if a Person shall become the beneficial owner of 50% or more of the combined voting power of the
               Company's then outstanding securities by reason of share
               acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any

               additional voting securities of the Company, then such
               acquisition shall constitute a Change in Control; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board:
               individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or;

         (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board
               immediately prior thereto constitute at least a majority of the
               Board, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a
               subsidiary, the ultimate parent thereof; or

          (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than (A) a sale or disposition by the Company of all or substantially all of the
               Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B)
               other than a sale or disposition by the Company of all or
               substantially all of the Company's assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, or the ultimate parent thereof.

          Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common stock of the Company immediately prior to such transaction or series of

     transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f)  "Committee" shall mean the Compensation Committee of the Board or any successor committee.

     (g)  "Common Stock" shall mean the common stock of the Company, par value
          $0.01 per share.

     (h)  "Company" shall mean Affordable Residential Communities Inc., a
          Maryland corporation, including any successor thereto.

     (i)  "Effective Date" shall mean December 23, 2003.

     (j)  "Employee" shall mean any employee of the Company or an Affiliate
          (whether or not incorporated) of the Company.

     (k)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l)  "Fair Market Value" shall mean the fair market value of the Common
          Stock as determined by the Board in its discretion; provided, that from and after an Initial Public Offering, Fair Market Value shall mean the average of the high and low sales prices per share of Common
          Stock as reported on the New York Stock Exchange for such date, or, if there was no trading of Common Stock on such date, for the next preceding date on which there was such trading.

     (m)  "Incentive Stock Option" shall mean an Option that is intended to meet the requirements of Section 422 of the Code.

     (n)  "Initial Public Offering" shall mean the first public offering of
          Common Stock that is registered with the Securities and Exchange
          Commission.

     (o)  "Nonqualified Option" shall mean an Option that is not intended to be an Incentive Stock Option.

     (p)  "Option" shall mean a right to purchase Common Stock from the Company that is granted under Section 6 of the Plan.

     (q)  "Other Stock-Based Award" shall have the meaning set forth in Section
          7.

     (r)  "Participant" shall mean an individual who has been granted an Award under the Plan.

     (s)  "Performance Goal" shall mean one or more of the following pre-established criteria, determined in accordance with generally accepted accounting principles, where applicable: (1) total stockholder return; (2) earnings per Share (which may include the manner in which such earnings goals were met); (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) revenues; (6) return on assets; (7) market share;
          (8) cost reduction goals; (9) funds from operations; or (10) any combination of, or a specified increase in, any of the foregoing.
          Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. Without limiting the generality of the foregoing, the Committee shall have the authority to make equitable adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the
          Corporation, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. The Performance Goals may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance beyond which no additional vesting will occur. Each of the foregoing Performance Goals shall be subject to certification by the Committee.

     (t)  "Person" shall have the meaning given in Section 3(a)(9) of the
          Exchange Act, as modified and used in Sections 13(d) and 14(d)
          thereof, except that such term shall not include (1) the Company or any of its subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its
          Affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the
          Company.

     (u)  "Plan" shall mean the Affordable Residential Communities Inc. 2003
          Equity Incentive Plan.

     (v)  "Restricted Stock" shall mean any Award granted under Section 7 of the
          Plan.

     (w)  "Stock Award" shall mean an Award of one or more unrestricted shares of Common Stock granted to a Participant under Section 8 of the Plan.

3.   Administration.

     The Plan shall be administered and interpreted by the Committee, as designated by the Board, which shall consist of not less than two members of the Board as appointed from time to time by the Board. Unless otherwise determined by the Board, the Committee shall consist solely of members who are "nonemployee directors" within the meaning of Rule 16b-3, as from time to time amended, promulgated under Section 16 of the Exchange Act, and
     "outside directors" within the meaning of Section 162(m) of the Code. The
     Committee may delegate its authority to make grants under the Plan, subject to conditions determined by the Committee, to such person(s) as the
     Committee shall determine, provided that in no event shall the Committee delegate the authority to make or approve Awards to Employees who are officers of the Company.

     Subject to the express provisions of the Plan, the Committee shall have the authority to (1) designate Participants; (2) determine the type or types of
     Awards to be granted to a Participant; (3) determine the number of shares of Common Stock to be covered by Awards; (4) determine the terms and conditions of any Award, including but not limited to whether the vesting or payment of all or any portion of any Award may be made subject to one or more Performance Goals; (5) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common
     Stock, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (6) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (7) establish, amend, suspend, or waive such guidelines, rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (8) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding the foregoing, neither the Committee nor its delegate shall have the authority to reprice (or cancel and regrant) any Option or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company's stockholders. The terms of Awards need not be consistent with one another. The Committee's determinations with respect to the Plan and any Award shall be binding and conclusive on all parties.

4.   Eligibility.

     Any Employee or member of the Board who is determined by the Committee to be making or to be expected to make a contribution to the success of the
     Company shall be eligible to receive Awards under the Plan.

5.   Stock.

     (a)  Authorized Shares. A maximum of 1,992,387 shares of Common Stock shall be reserved for issuance in accordance with the terms of the Plan.

          Such reserved shares may be authorized but unissued shares or any issued shares which have been acquired by the Company and are held in its treasury, as the Board may from time to time determine.

     (b)  Individual Limits. No Participant may be granted Awards covering more than 500,000 shares of Common Stock during any fiscal year of the
          Company.

     (c)  Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common
          Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common
          Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the
          Company, or other similar corporate transaction or event affects the
          Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the
          Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and kind of shares reserved for Awards, the individual limit set forth in Section 5(b), the number and kind of shares subject to outstanding Awards and the exercise, base or purchase price, as appropriate, of such shares, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

     (d)  Reuse of Shares. Unless the Committee determines otherwise, if an
          Award granted under the Plan is forfeited, expires, lapses or for any other reason ceases to be vested or exercisable in whole or in part, the shares which were subject to any such Award, but as to which the
          Award ceases to be vested or exercisable, shall again be available for the purposes of this Plan.

     (e)  Cancellation. Any provision of this Plan or any Award agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

6.   Options. The Committee may grant Options as follows:

     (a)  General. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which Options shall be granted, the number of shares of Common Stock to be subject to such Options and all other conditions of such Awards, including whether the vesting of such
          Options may be based on the attainment of one or more Performance
          Goals. Notwithstanding the

          generality of the foregoing, unless otherwise determined by the
          Committee, the exercise price per share for each Option granted shall not be less than the Fair Market Value of the shares on the date the
          Option is granted. Each Option shall be evidenced by an agreement to be entered into between the Company and the Participant. Options granted under the Plan may be Incentive Stock Options or Nonqualified
          Stock Options, and the agreement evidencing the Option shall specify whether such Option is intended to be an Incentive Stock Option.

     (b)  Exercise. No shares subject to an Option shall be issued or transferred to a Participant until such Option is exercised in accordance with its terms and such shares have been purchased. Options shall be exercised by a Participant in accordance with the methods approved by the Committee.

     (c)  No Stockholder Rights. A Participant shall have none of the rights of a stockholder with respect to shares of Common Stock subject to an
          Option until the certificates therefor are registered in the name of such Participant upon exercise of the Option.

7.   Restricted Stock.

     (a)  Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom shares of Restricted Stock shall be granted, the number of shares of
          Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions under which, the
          Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards, including, but not limited to, determining whether the vesting of any such Award may be, in whole or in part, subject to the attainment of one or more Performance Goals.
          Each Award of Restricted Stock shall be evidenced by an agreement to be entered into between the Company and the Participant.

     (b)  Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such shares of Restricted
          Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

     (c)  Dividends. Dividends paid on any shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional shares, as determined by the Committee in its sole discretion.

8.   Stock Award.

     In the event that the Committee grants a Stock Award, a certificate for the shares of Company Stock comprising such Stock Award shall be issued in the name of the Participant to whom such grant was made and delivered to such
     Participant as soon as practicable after the date on which such Stock Award is payable.

9.   Other Stock-Based Awards.

     The Committee may, in its discretion, grant Other Stock-Based Awards, the form of which is to be determined by the Committee, which shall be valued in whole or in part by reference to, or otherwise based on, Common Stock.
     Other Stock-Based Awards may be granted either alone or in addition to other Awards under the Plan. Unless otherwise determined by the Committee, each Other Stock-Based Award shall be evidenced by an agreement to be entered into between the Company and the Participant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of Shares to be made subject to such Other Stock-Based Awards and all other conditions of such Other Stock-Based Awards, including, but not limited to, determining whether the vesting or payment of any portion of any such Other
     Stock-Based Award will be subject to the attainment of one or more
     Performance Goals. If the Committee shall designate any Award granted under this Section 9 as an Award intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, such Award shall be designed and administered by the Committee so to qualify, including, but not limited, to conditioning the vesting and/or payment of such Award upon the achievement of one or more Performance Goals and certifying in writing that such conditions have been satisfied prior to the payment of, or vesting with respect to, such Award.

10.  Termination of Employment or Service.

     The terms and conditions applicable to Awards with respect to the termination for any reason of a Participant's employment or service with the Company and its Affiliates shall be determined by the Committee in its discretion and shall be set forth in the agreement evidencing such Award.

11.  Effect of Change in Control.

     Unless the applicable Agreement provides otherwise, in the event of a
     Change of Control, any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any
     Performance Goals imposed with respect to Awards shall be deemed to be fully achieved.

12.  Transferability of Awards.

     Except to the extent permitted by the Committee, no Award shall be transferable other than by will or the laws of descent and distribution, and each Option shall be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

13.  Laws and Regulations.

     No shares of Common Stock shall be issued under this Plan unless and until all legal requirements applicable to the issuance of such shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any issuance of shares to any Employee hereunder on such Employee's undertaking in writing to comply with such restrictions on the subsequent disposition of such shares as the Committee shall deem necessary or advisable as a result of any applicable law or regulation.

14.  Withholding.

     The Company or an Affiliate, if applicable, shall have the right to deduct from all Awards hereunder paid in cash any federal, state or local taxes or other applicable amounts required by law to be withheld with respect to such cash awards. Unless otherwise specified by the Committee in the Award agreement, in the case of Common Stock issued upon the vesting or exercise of an Award payable in shares or in the case of any other applicable tax withholding requirement, the Participant shall be required to pay to the
     Company or its Affiliate the amount of any such taxes which the Company or its Affiliate is required to withhold with respect to such stock. The
     Committee may provide, in the Award agreement or otherwise, that in the event that a Participant is required to pay to the Company any amount to be withheld in connection with the vesting or exercise of an Award that is payable in shares of Common Stock, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the shares to be received upon the vesting or exercise of the
     Award equal in value to the minimum amount required to be withheld. The value of the shares to be withheld shall be their Fair Market Value on the date that the amount of tax to be withheld is determined. Any election by a
     Participant to have shares withheld under this Section 14 shall be subject to such terms and conditions as the Committee may specify.

15.  Amendment or Termination of the Plan.

     The Board may at any time, and from time to time, terminate, modify, amend or interpret the Plan in any respect; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders.

     The termination or any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his rights under an
     Award previously granted to him.

16.  Miscellaneous.

     (a)  Governing Law; Interpretation. The Plan and Award agreements issued under the Plan shall be construed, administered, and governed in all respects under the laws of the State of Maryland, without giving effect to the principles of conflicts of laws thereof. The provisions of this Plan shall be interpreted so as to comply with the conditions and requirements of Rule 16b-3 under the Exchange Act and Section
          162(m) of the Code, unless the Committee determines otherwise.

     (b)  Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the
          Committee, such provisions shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provisions shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (c)  No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any of its Affiliates. Further, the Company
          or any of its Affiliates may at any time dismiss a Participant from employment or service, free from any liability or any claim under the
          Plan, unless otherwise expressly provided in the Plan or in any Award agreement.

     (d)  No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a
          Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (e)  No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the
          Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

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     (f)  Headings. Headings are given to the Sections and subsections of the
          Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

17.  Effectiveness of Plan; Term of the Plan.

     The effectiveness of the Plan is subject to the Company's having obtained stockholder approval of the Plan within 12 months of the Effective Date. No
     Award shall be granted pursuant to this Plan later than the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date in accordance with their terms.

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